Exhibit 10.1
AMENDMENT N° 9
TO THE
AIRCRAFT PURCHASE AGREEMENT
Dated as of June 20, 2007
BETWEEN
AIRBUS S. A. S.
as Seller
AND
AYR FREIGHTER LLC
as Buyer

Reference: CT0901150 AYR Freighter LLC — Amendment No. 9	Page 1

AMENDMENT N° 9 TO THE
AIRCRAFT PURCHASE AGREEMENT
This Amendment Nº9 (“Amendment N°9”) dated June 2, 2010 is made between
AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 rond-point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),
and
AYR FREIGHTER LLC, a limited liability company organized and existing under the laws of the State of Delaware (hereinafter referred to as the “Buyer”),
WHEREAS:
A)	the Buyer and the Seller have entered into a purchase agreement dated June 20th, 2007 which covers the manufacture and the sale by the Seller and the purchase by the Buyer of fifteen (15) A330-200 Freighter aircraft (the “Freighter Aircraft”) (the “Purchase Agreement”),
B)	the parties amended the Purchase Agreement to incorporate the new Pratt and Whitney 4170 Propulsion Systems as set out in the amendment to the Purchase Agreement dated as of November 6th 2007 (“Amendment Nº 1”).
C)	the parties amended the Purchase Agreement to (i) convert five (5) Freighter Aircraft into A330-200 Airbus aircraft type (the “A330-200 Aircraft”), (ii) to modify certain Scheduled Delivery Months of the Freighter Aircraft, and (iii) to cancel three (3) Freighter Aircraft as set as set out in the amendment to the Purchase Agreement dated July 31st 2008 (“Amendment Nº 2”).
D)	the parties amended the Purchase Agreement to modify the Scheduled Delivery Month for certain Aircraft as set out in amendment to the Purchase Agreement dated September 30th 2008 (“Amendment Nº 3”).
E)	the parties amended the Purchase Agreement to, amongst other things, modify the Scheduled Delivery Month for certain Aircraft, as set out in the amendment to the Purchase Agreement dated February 24th 2009 (“Amendment Nº 4”).

Reference: CT0901150 AYR Freighter LLC — Amendment No. 9	Page 2

F)	the parties amended the Purchase Agreement to provide for the terms under which the Buyer engaged in a purchase and lease back transaction, as set out in the amendment to the Purchase Agreement dated April 17th 2009 (“Amendment Nº5”).
G)	the parties amended the Purchase Agreement to modify the Scheduled Delivery Month for Aircraft with rank 4 and to modify the Conversion Notice deadline for certain Aircraft, as set out in the amendment to the Purchase Agreement dated July 28th 2009 (“Amendment Nº6”).
H)	the parties amended the Purchase Agreement to provide for the terms under with the Buyer shall engage in a purchase and lease back transaction involving an aircraft which is the subject of a purchase agreement between the Seller and another customer, as set out in the amendment to the Purchase Agreement dated October 2, 2009 (“ Amendment Nº7”).
I)	the Buyer exercised its right under the Agreement to convert the A330-200 Freighter Aircraft with ranks 9, 10, 11 and 12 to A330-200 Aircraft by written notice received by the Seller on October 27, 2009.
J)	the parties amended the Purchase Agreement to modify the Scheduled Delivery Month for certain Aircraft and provide for the terms and conditions to support the Buyer in the placement of certain Aircraft, as set out in the amendment to the Purchase Agreement dated December 26th, 2009 (“Amendment Nº 8”).
K)	the parties have agreed to modify the Scheduled Delivery Month for certain Aircraft under the terms and conditions set forth hereunder.
The Purchase Agreement together with the Amendment N°1, Amendment N°2, Amendment N°3, Amendment N°4, Amendment Nº 5, Amendment Nº6, Amendment Nº7 and Amendment Nº8 shall be referred to as the “Agreement”.
In this Amendment N°9, capitalised terms (other than as defined herein) used shall have the meaning ascribed to them in the Agreement.
THEREFORE, IT IS AGREED:

Reference: CT0901150 AYR Freighter LLC — Amendment No. 9	Page 3

1. Schedule 1 to the Agreement Delivery Schedule
1.1	At request of the Buyer ´s lessee, the parties hereby agree that the Aircraft with rank 5 (CAC ID 264222) scheduled for Delivery in April 2011 is hereby rescheduled for Delivery in March 2011.
1.2	The parties agree that, in order to reflect the amendments described in Clause 1.1 herein, Clause 3 of Schedule 1 of the Agreement shall be deleted in its entirety and replaced by the following:
QUOTE
Clause 3. Delivery Schedule

Aircraft			Scheduled Delivery
CAC ID	Rank	Aircraft type	Month
264217	1	A330-200 Freighter Aircraft	August 2010

264219	3	A330-200 Freighter Aircraft	October 2010

264218	2	A330-200 Aircraft	February 2011

264220	4	A330-200 Freighter Aircraft	July 2011

264222	5	A330-200 Aircraft	March 2011

264223	6	A330-200 Aircraft	May 2011

264224	7	A330-200 Aircraft	July 2011

264227	9	A330-200 Aircraft	September 2011

264228	10	A330-200 Aircraft	December 2011

264230	11	A330-200 Aircraft	April 2012
UNQUOTE

Reference: CT0901150 AYR Freighter LLC — Amendment No. 9	Page 4

2. Predelivery Payments
2.1	The Buyer will make Predelivery Payments with respect to each Aircraft the Delivery of which is rescheduled pursuant to Clause 1.1 hereof (each, a “Rescheduled Aircraft”) pursuant to Clause 5 of the Agreement based on the revised Scheduled Delivery Months of such Rescheduled Aircraft, except as provided for in Paragraph 2.2 below.
2.2	Any Predelivery Payments with respect to each Aircraft falling due prior to the date hereof by virtue of the rescheduling contemplated herein, but not paid by the Buyer prior to the date hereof, shall be paid within 5 Business Days after signature hereof.
3. SCN List for the SAA Aircraft
3.1	The SAA Aircraft, as defined in Amendment Nº 8 to the Agreement, will be delivered with SCN list in Appendix 1 to this Amd. With respect to the SAA Aircraft, such Appendix 1 shall delete and supersede any previous SCN list agreed by the Parties.
3.2	With respect to the SAA Aircraft only, Clause 3.1.3 as set out in Schedule 1 to the Agreement and as amended by Amendment Nº 2 to the Agreement , is hereby deleted and replaced with the following:
QUOTE
3.1.3	Base Price of the Airframe for the SAA Aircraft:

The Base Price of the SAA Aircraft Airframe is the sum of the Base Prices set forth below in (i) and (ii):
(i)	the Base Price of the Airframe of the SAA Aircraft, as defined in the Standard Specification (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs), at delivery conditions prevailing in January 2006,

US$ [***] (US dollars — [***])

(ii)	the Base Prices of all SCNs at delivery conditions prevailing in January 2006,

US $[***] (US dollars — [***])
UNQUOTE
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Reference: CT0901150 AYR Freighter LLC — Amendment No. 9	Page 5

4. Miscellaneous
4.1	This Amendment N°9, contains the entire agreement between the parties in relation to the subject matter hereof and supersedes any previous understandings, commitments and/or representations whatsoever oral or written to the extent it relates to the subject matter hereof.
4.2	In the event of any inconsistencies between the terms of the Agreement, including its Exhibits and Letter Agreements and this Amendment N°9, this Amendment N°9 shall prevail to the extent of such inconsistency.
4.3	The Agreement including its Exhibits and Letter Agreements shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.
4.4	This Amendment N° 9 shall not be modified or varied except by an instrument in writing executed by both parties or by their duly authorised representatives.
4.5	Clauses 22.2 (Notices), 22.3 (Waiver), 22.6 (Interpretation and Law) 22.4 (International Supply Contract), 22.13 (Language), 22.15 (Counterparts) and 22.9 (Confidentiality) of the Agreement shall apply to this Amendment N°9 mutatis mutandis as if set out in full herein.
4.6	The parties hereby agree that this Amendment N°9 shall enter into full force and effect from the date mentioned here above.

Reference: CT0901150 AYR Freighter LLC — Amendment No. 9	Page 6

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Amendment Nº9 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AYR FREIGHTER LLC		AIRBUS S.A.S.

BY:	Ron Wainshal	BY:	Christophe Mourey
ITS:	Manager	ITS:	Senior Vice President Contracts
DATE:	May 31, 2010	DATE:	May 31, 2010

Reference: CT0901150 AYR Freighter LLC — Amendment No. 9	Page 7

APPENDIX 1
A330-200 AIRCRAFT
SPECIFICATION CHANGE NOTICES
[***]
Portions of this exhibit that have been marked by [***] have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Reference: CT0901150 AYR Freighter LLC — Amendment No. 9	Page 8